UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2008

FOSSIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2280 N. Greenville Avenue
Richardson, Texas	75082
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On June 24, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Fossil, Inc. (the “Company”) approved the forms of award agreements to initially be used by the Company in connection with awards under the Fossil, Inc. 2008 Long-Term Incentive Plan (the “2008 Plan”).  The following descriptions of the forms of award agreements are qualified in their entirety by the full text of each such document, which are incorporated herein by reference and filed as exhibits hereto.

Stock Option Award Agreements

The Committee approved forms of Stock Option Award Agreements for U.S. employees and non-U.S. employees, which provide for the grant of options (the “Options”) to purchase shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”).  The number of shares of Common Stock that may be purchased upon exercise of each Option, price per share and vesting schedule will be set forth in an award letter that will accompany each grant.  The number of shares and price per share are subject to adjustment for changes in the Company’s capitalization, as set forth in the 2008 Plan.  Vested Options may be exercised at any time during a ten-year period beginning on the date of grant.  The Committee may in its discretion and subject to the limitations set forth in the 2008 Plan accelerate the vesting of Options and all Options will vest upon a change in control (as defined in the 2008 Plan) of the Company.  If an Option holder ceases to be employed by the Company or any of its subsidiaries for any reason other than death, such holder’s unexpired, unexercisable Options will terminate and such holder’s exercisable Options will remain exercisable for a period of three months following such termination.  If an Option holder ceases to be employed by the Company or any of its subsidiaries by reason of death, any unmatured Options shall accelerate and become exercisable by the person or persons to whom the Option holder’s rights pass in accordance with the 2008 Plan and may be exercised within one year following the date of death.

Restricted Stock Unit Award Agreements

The Committee approved forms of Restricted Stock Unit Award Agreements for U.S. employees and non-U.S. employees, which provide for the grant of restricted stock units (“RSUs”) consisting of the right to receive, upon the vesting date, a share of Common Stock for each vested RSU.  The number of RSUs and vesting schedule will be set forth in a notice of grant that will accompany each grant.  The number of RSUs is subject to adjustment for changes in the Company’s capitalization, as set forth in the 2008 Plan.  The Committee may in its discretion and subject to the limitations set forth in the 2008 Plan accelerate the vesting of RSUs and all RSUs will vest upon a change in control (as defined in the 2008 Plan) of the Company or upon the death of the holder.  If an RSU holder ceases to be employed by the Company or any of its subsidiaries for any reason other than death, such holder’s unvested RSUs will be forfeited.  Non-U.S. holders of RSUs shall be entitled to receive dividend equivalent payments equal to any cash dividends and other distributions on the Common Stock, except that if any distributions are paid in shares of Common Stock, the fair market value (as defined in the 2008 Plan) of such shares will be converted into RSUs subject to the same forfeiture and transferability restrictions as the RSUs on which they are paid.

Restricted Stock Award Agreements

The Committee approved forms of Restricted Stock Award Agreements for U.S. employees and non-U.S. employees, which provide for the grant of shares of restricted stock (the “Restricted Stock”), which bear a legend to restrict transfer until such Restricted Stock has vested.  The number of shares of Restricted Stock and vesting schedule will be set forth in a notice of grant that will accompany each grant.  The number of shares of Restricted Stock is subject to adjustment for changes in the Company’s capitalization, as set forth in the 2008 Plan.  The Committee may in its discretion and subject to the limitations set forth in the 2008 Plan accelerate the vesting of Restricted Stock and all Restricted Stock will vest upon a change in control (as defined in the 2008 Plan) of the Company or upon the death of the holder.  If a Restricted Stock holder ceases to be employed by the Company or any of its subsidiaries for any reason other than death, such holder’s unvested Restricted Stock will be forfeited.  Holders of Restricted Stock shall have, with respect to the Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon.

Stock Appreciation Rights Award Agreement

The Committee approved a form of Stock Appreciation Rights Award Agreement, which provides for the grant of stock appreciation rights (“SARs”) consisting of the right to receive, upon exercise of each SAR, shares of Common Stock with a fair market value (as defined in the 2008 Plan) equal to the excess of the fair market value of each share of Common Stock on the date of exercise minus the fair market value of each share of Common Stock on the date of the award.  The number of SARs, vesting schedule and expiration date will be set forth in a notice of grant that will accompany each grant.  The number of SARs is subject to adjustment for changes in the Company’s capitalization, as set forth in the 2008 Plan.  The Committee may in its discretion and subject to the limitations set forth in the 2008 Plan accelerate the vesting of SARs and all SARs will vest upon a change in control (as defined in the 2008 Plan) of the Company.  If a SAR holder ceases to be employed by the Company or any of its subsidiaries for any reason other than death, such holder’s unexpired, unexercisable SARs will terminate and such holder’s unexpired, vested SARs will remain exercisable for a period of three months following such termination.  If a SAR holder ceases to be employed by the Company or any of its subsidiaries by reason of death, any unvested SARs shall accelerate and vest and may be exercised by such holder’s representatives, devises or heirs, as applicable, within one year following the date of death.  The SAR payment value will be paid in shares of Common Stock.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

10.1                               Form of Stock Option Award Agreement – U.S. Employees.

10.2                               Form of Stock Option Award Agreement – Non-U.S. Employees.

10.3                               Restricted Stock Unit Award Agreement – U.S. Participants.

10.4                               Restricted Stock Unit Award Agreement – Non-U.S. Participants.

10.5                               Restricted Stock Award Agreement – U.S. Participants.

10.6                               Restricted Stock Award Agreement – Non-U.S. Participants.

10.7         Stock Appreciation Rights Award.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 27, 2008

FOSSIL, INC.

		By:	/s/ Mike L. Kovar
Mike L. Kovar
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Stock Option Award Agreement – U.S. Employees.

10.2	Form of Stock Option Award Agreement – Non-U.S. Employees.

10.3	Restricted Stock Unit Award Agreement – U.S. Participants.

10.4	Restricted Stock Unit Award Agreement – Non-U.S. Participants.

10.5	Restricted Stock Award Agreement – U.S. Participants.

10.6	Restricted Stock Award Agreement – Non-U.S. Participants.

10.7	Stock Appreciation Rights Award.